UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 3, 2020
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1818 Cornwall Avenue
Vancouver, British Columbia
Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (604) 732-6124

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	LULU	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the lululemon athletica inc. 2020 Annual Meeting of Shareholders held on June 3, 2020, the matters on which the stockholders voted, in person or by proxy, were:

1.
to elect three Class I directors to hold office for a three-year term and until their respective successors are elected and qualified, and to elect one Class III director to hold office for a two-year term and until her successor is elected and qualified;

2.	to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2021;

3.	to approve, on an advisory basis, the compensation of our named executive officers; and

4.	to vote on a shareholder proposal.

The results of the voting were as follows:

Election of Directors:

Class I Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Michael Casey	98,510,508	13,433,720	469,820	7,111,445
Glenn Murphy	97,086,338	14,860,207	467,503	7,111,445
David M. Mussafer	98,262,774	13,681,847	469,427	7,111,445

Class III Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Stephanie Ferris	100,174,388	11,769,628	470,032	7,111,445

Each of the foregoing nominees was elected and each received more votes for than the votes cast against that nominee's election.

Ratification of Appointment of Independent Registered Public Accounting Firm:

	Votes For	Votes Against	Votes Abstained
PricewaterhouseCoopers LLP	118,215,728	830,653	479,112
The foregoing proposal was approved.

Approval, on an Advisory Basis, of Executive Compensation:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Executive Compensation	108,631,887	3,286,743	495,418	7,111,445
The foregoing proposal was approved.

Shareholder Proposal to Enact a Policy That Will Ensure That No Products Containing Down are Sold by lululemon athletica inc.:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Policy That Will Ensure That No Products Containing Down are Sold	14,710,841	96,531,504	1,171,703	7,111,445
The foregoing proposal was not approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: June 8, 2020	/s/ CALVIN MCDONALD
Calvin McDonald
Chief Executive Officer